Exhibit 10.1

COMMITMENT INCREASE AGREEMENT

March 31, 2014

JPMorgan Chase Bank, N.A., as Administrative Agent for the Lenders party to the Credit Agreement referred to below (the “Administrative Agent”)

500 Stanton Christiana Road, Ops 2

Floor 3

Newark, DE 19713-2107

Attention:	Brittany Duffy
(Telecopy No.: 302-634-4733)

Ladies and Gentlemen:

We refer to the $320,000,000 Senior Secured Revolving Credit Agreement dated as of September 4, 2013 (as amended, modified or supplemented from time to time and giving effect to prior Commitment increases to date, the “Credit Agreement”; the terms defined therein being used herein as therein defined) among Corporate Capital Trust, Inc. (the “Borrower”), the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent for said Lenders. You have advised us that the Borrower has requested in a letter dated March 31, 2014 (the “Increase Request”) from the Borrower to the Administrative Agent that the aggregate amount of the Multicurrency Commitments and Dollar Commitments be increased by a total amount equal to $170,000,000, for a total facility size of $490,000,000, on the terms and subject to the conditions set forth herein.

A. Commitment Increase. Pursuant to Section 2.07(e) of the Credit Agreement, each Assuming Lender set forth on Schedule I hereto under the heading “Assuming Lender” and each Increasing Lender set forth on Schedule I hereto under the heading “Increasing Lender”, hereby agrees to make a Multicurrency Commitment or Dollar Commitment, as applicable, in the amount set forth opposite the name of such Assuming Lender or Increasing Lender in Schedule I hereto, such Multicurrency Commitment and Dollar Commitment to be effective as of the Increase Date (as defined in the Increase Request); provided that the Administrative Agent shall have received a duly executed officer’s certificate from the Borrower, dated the Increase Date, in substantially the form of Exhibit I hereto and each Assuming Lender and Increasing Lender, as applicable, shall have received its upfront fee set forth on Schedule I.

B. Confirmation of Assuming Lenders and Agreement of Increasing Lenders. Each Assuming Lender (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; and (iii) acknowledges and agrees that, from and after the Increase Date, it shall have a Commitment equal to the Commitment Increase set forth opposite the name of such Assuming Lender in Schedule I hereto and such Commitment shall be governed for all purposes by the Credit Agreement and the other Loan Documents. Each Increasing Lender agrees that from and after the Increase Date, its additional commitment set forth opposite such Increasing Lender’s name in Schedule I hereto shall be included in its existing Commitment and be governed for all purposes by the Credit Agreement and the other Loan Documents.

Sincerely,

ASSUMING LENDERS

BMO HARRIS BANK

/s/ Joan Spiotto
Joan Spiotto
Vice President

BARCLAYS BANK PLC

/s/ Alicia Borys
Alicia Borys
Vice President

EVERBANK COMMERCIAL FINANCE, INC.

/s/ Ed McGugan
Ed McGugan
Managing Director

RBC CAPITAL MARKETS LLC

/s/ Greg DeRise
Greg DeRise
Authorized Signatory

HSBC BANK USA, NATIONAL ASSOCIATION

/s/ Robert Lipps
Robert Lipps
Managing Director

INCREASING LENDER

MIZUHO BANK, LTD.

/s/ James Yu
James Yu
Senior Vice President

Accepted and agreed:

CORPORATE CAPITAL TRUST, INC.

/s/ Paul S. Saint-Pierre
Paul S. Saint-Pierre
Chief Financial Officer

Acknowledged:

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent and Issuing Bank

/s/ Lauren Gubkin
Lauren Gubkin Vice President
J.P. Morgan

SCHEDULE I

Assuming Lender	Commitment	Upfront Fee
BMO Harris Bank	$25,000,000 (Multicurrency)	$125,000
Barclays Bank PLC	$30,000,000 (Multicurrency)	$150,000
RBC Capital Markets LLC	$15,000,000 (Multicurrency)	$75,000
HSBC Bank USA, National Association	$50,000,000 (Multicurrency)	$375,000
Everbank Commercial Finance, Inc.	$25,000,000 (Dollar)	$125,000

Increasing Lender	Additional Commitment
Mizuho Bank, Ltd.	$25,000,000* (Multicurrency)	$125,000

*	As of the Increase Date, Mizuho Bank, Ltd.’s total Commitment under the Credit Agreement will be $50,000,000.

EXHIBIT I

FORM OF OFFICER’S CERTIFICATE

April 4, 2014

JPMorgan Chase Bank, N.A., as Administrative Agent for the Lenders party to the Credit Agreement referred to below (the “Administrative Agent”)

500 Stanton Christiana Road, Ops 2

Floor 3

Newark, DE 19713-2107

Attention:	Brittany Duffy

        (Telecopy No.:302-634-4733)

Ladies and Gentlemen:

On behalf of Capital Corporate Trust, Inc. (the “Borrower”), I, Paul S. Saint-Pierre, Chief Financial Officer of the Borrower, refer to the $320,000,000 Senior Secured Revolving Credit Agreement dated as of September 4, 2013 (as amended, modified or supplemented from time to time and giving effect to prior Commitment increases to date, the “Credit Agreement”; the terms defined therein being used herein as therein defined) among the Borrower, the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent for said Lenders. I also refer to the letter dated March 31, 2014 (the “Increase Request”) from the Borrower to the Administrative Agent, requesting that the aggregate amount of the Multicurrency Commitments and Dollar Commitments be increased by a total amount equal to $170,000,000, for a total facility size of $490,000,000, on the Increase Date (as defined in the Increase Request).

With respect to the Increase Request, I hereby certify in my capacity as an authorized officer of the Borrower that each of the conditions to the related Commitment Increase set forth in Sections 2.07(e)(i)(A), (B), (D) and (E) of the Credit Agreement have been satisfied as of the date hereof.

Sincerely,

/s/ Paul S. Saint-Pierre
Paul S. Saint-Pierre
Chief Financial Officer